Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

BETWEEN

FOREST OIL CORPORATION

AND

LONE PINE RESOURCES INC.

Dated as of June 1, 2011

TABLE OF CONTENTS

ARTICLE I	DEFINITIONS	1

ARTICLE II	REGISTRATION RIGHTS	5

2.1	Mandatory Registration Rights	5
2.2	Piggyback Registration Rights	7
2.3	Expenses	9
2.4	No Additional Demand Registration Rights	9
2.5	MJDS	9

ARTICLE III	REGISTRATION PROCEDURES	10

3.1	Registration and Qualification in the United States	10
3.2	Qualification in Canada	14
3.3	Selling Stockholder Information	17
3.4	Discontinuation of Disposition of Registrable Shares	17
3.5	Free Writing Prospectus	18

ARTICLE IV	SUSPENSION PERIOD	18

4.1	Suspension	18
4.2	Notices Relating to Suspension	19
4.3	Effectiveness of Registration Statement	19

ARTICLE V	INDEMNIFICATION AND CONTRIBUTION	20

5.1	Indemnification by Lone Pine	20
5.2	Indemnification by Forest	20
5.3	Indemnification Procedures	21
5.4	Contribution	22
5.5	Contribution Procedures	22
5.6	Additional Liability	23

ARTICLE VI	TERMINATION OF LONE PINE’S OBLIGATIONS	23

ARTICLE VII	MISCELLANEOUS	23

7.1	Construction	23
7.2	Entire Agreement	24
7.3	Notices	24
7.4	Governing Law	25
7.5	Severability	25
7.6	Amendment	25
7.7	Counterparts	25
7.8	Authority	25
7.9	Binding Effect and Assignment	25
7.10	Waiver	26
7.11	Arbitration	26
7.12	Adjustment for Stock Splits, etc.	26

i

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of June 1, 2011, by and between Lone Pine Resources Inc., a Delaware corporation (“Lone Pine”), and Forest Oil Corporation, a New York corporation (“Forest”).

RECITALS

WHEREAS, Lone Pine is a wholly-owned subsidiary of Forest;

WHEREAS, prior to the execution and delivery of this Agreement, Forest, Canadian Forest Oil Ltd., an Alberta corporation, and Lone Pine entered into a Separation and Distribution Agreement dated as of May 25, 2011 (the “Separation and Distribution Agreement”), and prior to or contemporaneously with the execution and delivery of this Agreement, Forest and Lone Pine are entering into the other Separation Agreements (as defined in the Separation and Distribution Agreement);

WHEREAS, promptly after the execution and delivery of this Agreement, Lone Pine will consummate an initial public offering (the “IPO”) of its common stock, $0.01 per share, including the associated preferred share purchase rights (the “Common Stock”), in the United States pursuant to a registration statement on Form S-1 (Registration No. 333-171123) under the Securities Act of 1933, as amended, and in certain jurisdictions of Canada pursuant to a prospectus filed under Canadian Securities Laws (as defined below);

WHEREAS, immediately following the consummation of the IPO, Forest will own at least 80.1% of the Common Stock; and

WHEREAS, the parties desire to make certain arrangements to provide Forest with registration rights with respect to the Common Stock it holds.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth below, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

ARTICLE I
DEFINITIONS

The following terms used in this Agreement are defined as set forth below or in the sections indicated, as applicable.  Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in Article I of the Separation and Distribution Agreement.

“Agreement” has the meaning given such term in the Preamble.

“Canadian Prospectus” means a prospectus of Lone Pine filed in one or more Eligible Jurisdictions pursuant to applicable Canadian Securities Laws qualifying Registrable Shares for public distribution in such Eligible Jurisdictions, including the preliminary prospectus, all amendments and supplements to the prospectus, and all material incorporated by reference or deemed to be incorporated by reference, if any, in the prospectus.

“Canadian Regulator” means, with respect to each Eligible Jurisdiction, the securities regulatory authority or securities regulator, as applicable, under the applicable Canadian Securities Laws of such Eligible Jurisdiction.

“Canadian Review System” means the system and procedures for multi-jurisdictional prospectus reviews established under National Policy 11-102 - Process for Prospectus Review in Multiple Jurisdictions and, as applicable, Multilateral Instrument 11-102 - Passport System, of the Canadian Securities Administrators.

“Canadian Securities Laws” means, with respect to any Canadian Prospectus filed in a Eligible Jurisdiction, as applicable, the securities legislation of such Eligible Jurisdiction, together with applicable published policy statements and blanket rulings and orders issued by the relevant Canadian Regulator, all as amended and in effect from time to time.

“Common Stock” has the meaning given such term in the Recitals.

“Controlling Person” is defined in Section 5.1.

“Commission” means the United States Securities and Exchange Commission.

“Demand Date” is the date that Forest demands mandatory registration rights pursuant to Section 2.1.

“Eligible Jurisdiction” means each Canadian jurisdiction (other than Quebec) in which Lone Pine is, at the relevant time, a “reporting issuer” under the applicable Canadian Securities Laws of that jurisdiction.

“End of Suspension Notice” is defined in Section 4.2.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means a free writing prospectus, as defined in Rule 405 under the Securities Act.

“Forest” has the meaning given such term in the Preamble, and includes any successor thereto.

“Indemnified Party” is defined in Section 5.3.

“Indemnifying Party” is defined in Section 5.3.

“IPO” has the meaning given such term in the Recitals.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act.

“Liabilities” is defined in Section 5.1.

“Lock-up Expiration Date” is defined in Section 2.1.

“Lone Pine” has the meaning given such term in the Preamble, and includes any successor thereto.

“Mandatory Canadian Shelf Prospectus” is defined in Section 2.1.

“Mandatory Registration Statement” is defined in Section 2.1.

“MJDS” means the Canadian multijurisdictional disclosure system established by National Instrument 71-101 - The Multijurisdictional Disclosure System, of the Canadian Securities Administrators.

“NI 44-102” means National Instrument 44-102 - Shelf Distributions, of the Canadian Securities Administrators.

“No Objections Letter” is defined in Section 3.1(t).

“Permitted Free Writing Prospectus” is defined in Section 3.5.

“Piggyback Canadian Prospectus” is defined in Section 2.2.

“Piggyback Registration Statement” is defined in Section 2.2.

“Principal Canadian Regulator” means (a) if a Canadian Prospectus is to be filed in more than one Eligible Jurisdiction, the Canadian Regulator that is the “principal regulator” with respect to such Canadian Prospectus pursuant to the Canadian Review System, and (b) if a Canadian Prospectus is to be filed in only one Eligible Jurisdiction, the Canadian Regulator for that Eligible Jurisdiction.

“Prospectus” means the prospectus included in any Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

“Purchaser Indemnitee” is defined in Section 5.1.

“Registrable Shares” means the shares of Common Stock held by Forest immediately following consummation of the IPO, and any shares or other securities issued in respect of such Registrable Shares because of or in connection with any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any exchange for or replacement of such Registrable Shares, or any combination of shares, recapitalization, merger, or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Common Stock, until, with respect to a Registrable Share, the earliest to occur of:

(a)                                  the date on which it is sold pursuant to a Registration Statement or a Canadian Prospectus or is otherwise sold by Forest to a person that is not an Affiliate of Forest, or becomes eligible for sale pursuant to Rule 144 without restriction pursuant to such rule on the volume of securities that may be sold in any single transaction; or

(b)                                 the date on which it is sold to Lone Pine or its subsidiaries.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with this Agreement, including:  (a) all Commission, Canadian Regulator, securities exchange or marketplace, FINRA registration, listing, inclusion, and filing fees, (b) all fees and expenses incurred in connection with compliance with international, federal or state securities, or blue sky laws (including any registration, listing and filing fees, and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares, and the preparation of a blue sky memorandum and compliance with the rules of FINRA), (c) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering, and distributing any Registration Statement, any Prospectus, any Canadian Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates, and any other documents relating to the performance under and compliance with this Agreement, (d) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on the New York Stock Exchange and the Toronto Stock Exchange pursuant to Section 3.1(m), (e) the fees and disbursements of counsel for Lone Pine and of the independent public accountants of Lone Pine (including the expenses of any special audit and “cold comfort” letters required by or incident to such performance), and (f) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by Lone Pine in connection with any Registration Statement or Canadian Prospectus); provided, however, that Registration Expenses shall exclude brokers’ or underwriters’ discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by Forest and the fees, costs, and disbursements of any counsel to Forest.

“Registration Statement” means any Mandatory Registration Statement or Piggyback Registration Statement.

“Rule 144,” “Rule 158,” “Rule 415,” or “Rule 424,” respectively, means such specified rule promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Separation and Distribution Agreement” has the meaning given such term in the Recitals.

“Suspension Event” is defined in Section 4.2.

“Suspension Notice” is defined in Section 4.2.

“Underwriting Agreement” is defined in Section 2.1.

“Underwritten Offering” means a sale of securities of Lone Pine to an underwriter or underwriters for reoffering to the public.

ARTICLE II
REGISTRATION RIGHTS

2.1                                 Mandatory Registration Rights.  At any time after the expiration of the restrictions set forth in Section 3 of the Underwriting Agreement (the “Underwriting Agreement”), dated May 25, 2011, by and among Lone Pine and the Underwriters party thereto (the “Lock-up Expiration Date”), Forest may demand that Lone Pine (a) file with the Commission one or more shelf or other registration statements on Form S-1 or such other form under the Securities Act then available to Lone Pine providing for the resale by Forest of all or a portion of the Registrable Shares in one or more separate public offerings or from time to time pursuant to Rule 415 of the Securities Act (including the Prospectus, any amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in any such registration statement, the “Mandatory Registration Statement”); and/or (b) file in one or more Eligible Jurisdictions one or more base shelf prospectuses under NI 44-102 (including, as applicable, such other documents comprising the Canadian Prospectus of which the base shelf prospectus is a part, a “Mandatory Canadian Shelf Prospectus”) qualifying the Registrable Shares for public distribution in each such Eligible Jurisdiction.  If Lone Pine has an effective Mandatory Registration Statement on Form S-1 under the Securities Act and becomes eligible to use Form S-3 or such other short-form registration statement form under the Securities Act, Lone Pine shall promptly give notice of such eligibility to Forest and may, in its sole discretion, convert such Mandatory Registration Statement on Form S-1 to a registration statement on Form S-3 or such other short-form registration statement by means of a post-effective amendment or otherwise, unless Forest notifies Lone Pine within 10 Business Days of receipt of the Lone Pine notice that such conversion would interfere with its distribution of Registrable Shares already in progress and provides a reasonable explanation therefor, in which case Lone Pine will delay the conversion of the Mandatory Registration Statement for a reasonable time after receipt of the first such notice, not to exceed 30 days in the aggregate.

(a)                                  Effectiveness and Scope.  Lone Pine shall use its reasonable best efforts to cause the Mandatory Registration Statement to be declared effective by the Commission and/or a final receipt to be issued for the Mandatory Canadian Shelf Prospectus by the Principal Canadian Regulator within 120 days following the Demand Date, and to remain effective until, in the case of a Mandatory Registration Statement, the date on which all Shares in respect thereof cease to be Registrable Shares and, in the case of a Mandatory

Canadian Shelf Prospectus, the earlier of the date on which Forest no longer holds any Registrable Shares and 25 months from the date on which the receipt is issued.  The Mandatory Registration Statement and/or the Mandatory Canadian Shelf Prospectus shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available (including an Underwritten Offering, a direct sale to purchasers, a sale through brokers or agents, or a sale over the internet), by Forest, as agreed to by Forest and its counsel.

(b)                                 Underwriting.  If Forest proposes to conduct an Underwritten Offering under the Mandatory Registration Statement or the Mandatory Canadian Shelf Prospectus, Forest shall advise Lone Pine of the managing underwriters for such proposed Underwritten Offering.  In such event, Lone Pine shall enter into an underwriting agreement in customary form with the managing underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Article V and shall take all such other reasonable actions as are requested by the managing underwriter in order to expedite or facilitate the registration and/or qualification and the disposition of the Registrable Shares included in such Underwritten Offering; provided, however, that Lone Pine shall be required to cause appropriate officers of Lone Pine or its Affiliates to participate in a “road show” or similar marketing effort being conducted by such underwriter with respect to such Underwritten Offering only if Forest and any other Persons, if any, who are participating in the Underwritten Offering reasonably anticipate gross proceeds from such Underwritten Offering of at least $20 million; provided, further, that Lone Pine shall not be required to cause such officers of Lone Pine or its Affiliates to participate in a “road show” or similar marketing effort being conducted by such underwriter with respect to such Underwritten Offering more than twice in a 365 day period.  If Forest proposes to distribute its Registrable Shares through such Underwritten Offering, it shall enter into an underwriting agreement in customary form with the managing underwriters selected for such Underwritten Offering and complete and execute any questionnaires, personal information forms, powers of attorney, submissions to jurisdiction, certificates, undertakings, declarations, notices, indemnities, securities escrow agreements, and other documents reasonably required under the terms of such underwriting (including, without limitation, any documents required under the Securities Act or applicable Canadian Securities Laws), and furnish to Lone Pine such information in writing as Lone Pine may reasonably request for inclusion in the Mandatory Registration Statement and/or Mandatory Canadian Shelf Prospectus; provided, however, that Forest shall not be required to make any representations or warranties to or agreements with Lone Pine or the underwriters other than representations, warranties, or agreements as are customary and reasonably requested by the underwriters.  Notwithstanding any other provision of this Agreement, with respect to an Underwritten Offering pursuant to a Mandatory Registration Statement or a Mandatory Canadian Shelf Prospectus, if the managing underwriters determine in good faith that marketing factors require a limitation on the number of shares to be included in such Underwritten Offering, then the managing underwriters may exclude shares (including Registrable Shares) from the Underwritten Offering, and any shares included in the Underwritten Offering shall be allocated to Forest to the extent of its requested amount of Registrable Shares to be included in the Underwritten Offering.

2.2                                 Piggyback Registration Rights.

(a)                                  Piggyback Registration.  If, after the date hereof, Lone Pine proposes (i) to file a registration statement under the Securities Act providing for a public offering of Lone Pine’s equity securities, other than a registration statement on Form S-8 or Form S-4 or any similar form hereafter adopted by the Commission as a replacement therefor (including the Prospectus, any amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the “Piggyback Registration Statement”); and/or (ii) to file a Canadian Prospectus providing for a public offering of Lone Pine’s equity securities in one or more Eligible Jurisdiction (a “Piggyback Canadian Prospectus”), or (iii) conduct an Underwritten Offering pursuant to a Piggyback Registration Statement or a Piggyback Canadian Prospectus, Lone Pine will notify Forest of the proposed filing and Forest shall be given an opportunity to include in the public offering provided for under such Piggyback Registration Statement or Piggyback Canadian Prospectus or in the Underwritten Offering, as applicable, all or any part of the Registrable Shares; provided, however, that, except as set forth below, Forest shall not be given an opportunity to include Registrable Shares in any Underwritten Offering to the extent that Lone Pine has been advised by the managing underwriter of such Underwritten Offering that the inclusion of any Registrable Shares for sale for the benefit of Forest will have a materially adverse effect on the price, timing, marketing, or distribution of the Common Stock; provided, further that notwithstanding any provision to the contrary in this Section 2.2, Forest shall have the right to include Registrable Shares in any Underwritten Offering subject to this Section 2.2 in a number up to the greater of (i) 20% of the number of shares of Common Stock to be sold in such Underwritten Offering or (ii) the number of Registrable Shares that Forest could include in such Underwritten Offering without regard to this provision.  If Forest has an Affiliate who is an officer or director of Lone Pine, within 10 Business Days after delivery of the above-described notice by Lone Pine, Forest has the right to notify Lone Pine in writing of its intention to include Registrable Shares in the public offering provided for under such Piggyback Registration Statement or Piggyback Canadian Prospectus or in the Underwritten Offering, as applicable, and, in such notice, shall inform Lone Pine of the number of Registrable Shares that Forest wishes to so include, as applicable, and provide, as a condition to such inclusion, such information regarding itself and its Registrable Shares as is required pursuant to Regulation S-K promulgated under the Securities Act and/or applicable Canadian Securities Laws to effect the registration and/or qualification of the Registrable Shares; provided, however, that if Forest does not have an Affiliate who is an officer or director of Lone Pine, Forest shall provide such notice within three Business Days (or one Business Day in the case of an “overnight” offering or “bought deal”) after delivery of the above-described notice by Lone Pine.  If such written notification of Forest’s intent to include Registrable Shares in the public offering provided for under such Piggyback Registration Statement or Piggyback Canadian Prospectus or in the Underwritten Offering, as applicable, is not received by Lone Pine within the time-frame specified in the immediately preceding sentence, Forest shall have no right to so include any Registrable Shares.  Inclusion of any Registrable Shares in such Piggyback Registration Statement will not affect the inclusion of such Registrable Shares in the Mandatory Registration Statement until such Registrable Shares have been sold under the Piggyback Registration Statement, at which time Lone Pine may remove from the Mandatory Registration Statement such Registrable Shares.

(b)                                 Right to Terminate Piggyback Registration.  At any time, Lone Pine may terminate or withdraw any Piggyback Registration Statement or Piggyback Canadian Prospectus referred to in this Section 2.2, and without any obligation to Forest whether or not Forest has elected to include Registrable Shares in such registration or qualification, as applicable.  Lone Pine may suspend the effectiveness and use of any Piggyback Registration Statement or Piggyback Canadian Prospectus at any time for an unlimited amount of time whether or not Forest has elected to include Registrable Shares in such registration or qualification, as applicable.

(c)                                  Underwriting.  Any notice provided to Forest by Lone Pine pursuant to Section 2.2(a) in connection with an Underwritten Offering shall advise Forest of the managing underwriters for any Underwritten Offering proposed under the Piggyback Registration Statement or Piggyback Canadian Prospectus.  Forest’s right to include Registrable Shares in any Piggyback Registration Statement or Piggyback Canadian Prospectus pursuant to this Section 2.2 shall be conditioned upon participation in such Underwritten Offering and the inclusion of Registrable Shares in the Underwritten Offering to the extent provided herein.  Forest, if distributing Registrable Shares through such Underwritten Offering, shall enter into an underwriting agreement in customary form with the managing underwriters selected for such Underwritten Offering and complete and execute any questionnaires, personal information forms, powers of attorney, submissions to jurisdiction, certificates, undertakings, declarations, notices, indemnities, securities escrow agreements, and other documents reasonably required under the terms of such underwriting (including, without limitation, any documents required under the Securities Act or applicable Canadian Securities Laws), and furnish to Lone Pine such information in writing as Lone Pine may reasonably request for inclusion in the Registration Statement or Canadian Prospectus; provided, however, that Forest shall not be required to make any representations or warranties to or agreements with Lone Pine or the underwriters other than representations, warranties, or agreements as are customary and reasonably requested by the underwriters.  Notwithstanding any other provision of this Agreement, with respect to an Underwritten Offering pursuant to a Piggyback Registration Statement or a Piggyback Canadian Prospectus, if the managing underwriters determine in good faith that marketing factors require a limitation on the number of shares to be included in such Underwritten Offering, then the managing underwriters may exclude shares (including Registrable Shares) from the Underwritten Offering, and any shares included in the Underwritten Offering shall be allocated first, to Lone Pine, and second, to Forest, and third, to any other Person included in such Underwritten Offering.  If Forest disapproves of the terms of any Underwritten Offering pursuant to a Piggyback Registration Statement or a Piggyback Canadian Prospectus, Forest may elect to withdraw therefrom by written notice to Lone Pine and the underwriter, delivered at least 10 Business Days before the effective date of the Piggyback Registration Statement or at any time prior to execution of a definitive underwriting agreement relating to a distribution pursuant to a Piggyback Canadian Prospectus or any Underwritten Offering.  Any Registrable Shares excluded or withdrawn from any Underwritten Offering pursuant to a Piggyback Registration Statement may be excluded and withdrawn from such Piggyback Registration Statement.

(d)                                 Hold-Back Agreement.  By electing to include Registrable Shares in an Underwritten Offering pursuant to a Piggyback Registration Statement or a Piggyback Canadian Prospectus, Forest shall be deemed to have agreed not to effect any sale or distribution of securities of Lone Pine of the same or similar class or classes of the securities included in the Registration Statement or Canadian Prospectus or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during such periods as reasonably requested (but in no event longer than 30 days’ before or 60 days’ following the pricing of such Underwritten Offering, provided, that each of the executive officers and directors of Lone Pine who holds shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock is subject to the same restriction for the entire time period required of Forest hereunder) by the representatives of the underwriters.

(e)                                  Termination of Piggyback Registration Rights.  The Piggyback Registration rights granted pursuant to this Section 2.2 shall terminate on the fifth anniversary of the Lock-up Expiration Date.

(f)                                    Mandatory Registration not Impacted by Piggyback Registration Statement.  Lone Pine’s obligation to file any Mandatory Registration Statement or Mandatory Canadian Shelf Prospectus shall not be affected by the filing or effectiveness of the Piggyback Registration Statement or Piggyback Canadian Prospectus, as applicable.

2.3                                 Expenses.  Lone Pine shall pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement.  Forest, if participating in a registration or qualification pursuant to this Section 2.3, shall bear all discounts and commissions payable to underwriters or brokers and all transfer taxes, if any, in connection with a registration of Registrable Shares pursuant to this Agreement and any other expense of Forest not specifically allocated to Lone Pine pursuant to this Agreement relating to the sale or disposition of Registrable Shares pursuant to any Registration Statement or Canadian Prospectus.  Nothing herein shall require Lone Pine to pay any fees, costs, or disbursements of or relating to counsel for Forest unless required pursuant to Section 5.3.

2.4                                 No Additional Demand Registration Rights.  Unless otherwise consented to by Forest, which consent may be unreasonably withheld, Lone Pine shall not grant to any other Person a demand registration right to register Common Stock for sale to the public in an Underwritten Offering or in a continuous offering under Rule 415 of the Securities Act or under NI 44-102.

2.5                                 MJDS.  Notwithstanding anything contained in this Article II or in Section 3.2, in the event that Lone Pine is required hereunder to qualify any Registrable Shares for public distribution in any Eligible Jurisdiction and Lone Pine is then eligible to qualify securities for distribution in Canada pursuant to the MJDS Rule, Lone Pine may, at its option, elect to qualify

Registrable Shares for public distribution in such Eligible Jurisdiction pursuant to the applicable requirements and procedures set forth in the MJDS Rule, and the terms and conditions hereof shall apply, mutatis mutandis.

ARTICLE III
REGISTRATION PROCEDURES

3.1                                 Registration and Qualification in the United States.  In connection with the obligations of Lone Pine with respect to any registration of Registrable Shares in the United States pursuant to this Agreement, Lone Pine shall:

(a)                                  prepare and file with the Commission, as specified in this Agreement, each Registration Statement, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable after filing and to remain effective as appropriate;

(b)                                 subject to Section 3.1(i), (i) prepare and file with the Commission such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective and accurate as appropriate, (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, (iii) promptly amend or supplement each such Registration Statement to include Lone Pine’s quarterly and annual financial information and other material developments (until Lone Pine is eligible to incorporate such information by reference into the Registration Statement), during which time sales of the Registrable Shares under the Registration Statement will be suspended until such amendment or supplement is filed and effective, and (iv) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by Forest;

(c)                                  furnish to Forest, without charge, as many copies of each Prospectus, including each preliminary Prospectus, any Permitted Issuer Free Writing Prospectus, and any amendment or supplement thereto and such other relevant documents as Forest may reasonably request; Lone Pine hereby consents to the use of such Prospectus, including each preliminary Prospectus, any Permitted Issuer Free Writing Prospectus, and any amendment or supplement thereto, by Forest in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

(d)                                 use its reasonable best efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such domestic jurisdictions as Forest shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement, and do any and all other acts and things that may be reasonably necessary or advisable to enable Forest to consummate the disposition of Registrable Shares in each such jurisdiction; provided, however, that Lone Pine shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 3.1(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

(e)                                  use its reasonable best efforts to cause all Registrable Shares covered by such Registration Statement to be registered and approved by such other domestic governmental agencies or authorities, if any, as may be necessary to enable Forest to consummate the disposition of such Registrable Shares;

(f)                                    notify Forest promptly (i) when such Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or any Issuer Free Writing Prospectus or for additional information, and (iv) of the happening of any event during the period such Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any Permitted Issuer Free Writing Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus and such Permitted Issuer Free Writing Prospectus until the requisite changes have been made);

(g)                                 use its reasonable best efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;

(h)                                 upon written request, furnish to Forest, without charge, at least one conformed copy of such Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(i)                                     except as provided in Article IV, upon the occurrence of any event contemplated by Section 3.1(f)(iv), use its reasonable best efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any Permitted Issuer Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus or Permitted Issuer Free Writing Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to Forest a reasonable number of copies of each such supplement or post-effective amendment;

(j)                                     if requested by Forest or the representative of the underwriters, if any, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such material information as Forest or the representative of the underwriters, if any, indicate relates to them or otherwise reasonably request be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after Lone Pine has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(k)                                  in the case of an Underwritten Offering, use its reasonable best efforts to furnish or caused to be furnished to Forest and the underwriters a signed counterpart, addressed to Forest and the underwriters, of:  (i) an opinion of counsel for Lone Pine, dated the date of each closing under the underwriting agreement, reasonably satisfactory to the underwriters; (ii) a “comfort” letter, dated the date of the underwriting agreement and the date of each closing thereunder, signed by the independent public accountants who have certified Lone Pine’s financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings of securities, and such other financial matters as the underwriters may reasonably request and are customarily obtained by underwriters in underwritten offerings; provided, that to be an addressee of the comfort letter, Forest may be required to confirm that it is in the category of persons to whom a comfort letter may be delivered in accordance with applicable accounting literature; and (iii) a “comfort” letter, dated the date of the underwriting agreement and the date of each closing thereunder, signed by the independent petroleum engineering consultants who have evaluated or audited Lone Pine’s oil and gas reserves included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of its evaluation or audit of such oil and gas reserves, as are customarily covered in engineers’ letters delivered to underwriters in underwritten public offerings of securities, and such other reserves-related matters as the underwriters may reasonably request and are customarily obtained by underwriters in underwritten offerings;

(l)                                     enter into customary agreements (including in the case of an Underwritten Offering, an underwriting agreement) and take all other action in connection therewith to expedite or facilitate the distribution of the Registrable Shares included in such Registration Statement, and in the case of an Underwritten Offering make representations and warranties to the underwriters in such form and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same, to the extent customary, if and when requested;

(m)                               in the case of an Underwritten Offering, use its reasonable best efforts to make available for inspection by the underwriters participating in any disposition pursuant to a Registration Statement and their representatives (including counsel or other professional advisors), all financial and other records, pertinent corporate documents, and properties of Lone Pine, and cause the officers and employees of Lone Pine to supply all information reasonably requested; provided, however, that such records, documents or information that Lone Pine determines, in good faith, to be confidential and notifies the underwriters accordingly shall not be disclosed unless (i) disclosure is necessary to avoid or correct a misrepresentation in a Registration Statement or Prospectus, (ii) the release of such records, documents, or information is required by law or ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents, or information have been generally made available to the public; provided, further, that to the extent practicable, the foregoing inspection and information gathering shall be coordinated on behalf of Forest and the other parties entitled thereto by one counsel designated by and on behalf of Forest and the other parties, which counsel Lone Pine determines in good faith is reasonably acceptable;

(n)                                 use its reasonable best efforts (including seeking to cure in Lone Pine’s listing application any deficiencies cited by the exchanges) to cause all Registrable Shares to be listed on the New York Stock Exchange and the Toronto Stock Exchange and thereafter maintain the listing on such exchanges when such Registrable Shares are included in a Registration Statement;

(o)                                 use its reasonable best efforts to prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent Lone Pine’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires before the expiration of the effectiveness period of the Registration Statement as required by Section 2.1(a), Lone Pine shall register the Registrable Shares under the Exchange Act and shall maintain such registration through the effectiveness period required by Section 2.1(a);

(p)                                 provide a CUSIP number for all Registrable Shares;

(q)                                 (i) otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the Commission, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and (iii) delay filing any Registration Statement or Prospectus or amendment or supplement to such Registration Statement or Prospectus to which Forest shall have reasonably objected on the grounds that such Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, Forest having been furnished with a copy thereof at least three Business Days before the filing thereof; provided, that Lone Pine may file such Registration Statement or Prospectus or amendment or supplement after Lone Pine shall have made a good faith effort to resolve any such issue with Forest and shall have advised Forest in writing of its reasonable belief that such filing complies in all material respects with the requirements of the Securities Act;

(r)                                    cause to be maintained a registrar and transfer agent for all Registrable Shares;

(s)                                  in connection with any disposition of Registrable Shares (whether or not pursuant to a Registration Statement) that will result in the securities being delivered no longer constituting Registrable Shares, cooperate with Forest and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any transfer restrictive legends (other than as required by Lone Pine’s charter), and to enable such Registrable Shares to be in such denominations and registered in such names as Forest or the representative of the underwriters, if any, may request at least three Business Days before any sale of Registrable Shares;

(t)                                    if required under the rules of FINRA, in connection with the initial filing of a Shelf Registration Statement and each amendment thereto with the Commission pursuant to Section 2.1, cooperate with the underwriter’s or other FINRA member’s counsel as reasonably necessary to prepare and, within one Business Day of such filing with the Commission, to file with FINRA all forms and information required or requested by FINRA in order to obtain written confirmation from FINRA that FINRA does not object to the fairness and reasonableness of the underwriting terms and arrangements (or any deemed underwriting terms and arrangements) (each such written confirmation, a “No Objections Letter”) relating to the resale of Registrable Shares pursuant to the Shelf Registration Statement, including, without limitation, information provided to FINRA through its COBRADesk system, and shall pay all costs, fees, and expenses incident to FINRA’s review of the Shelf Registration Statement and the related underwriting terms and arrangements, including, without limitation, all filing fees associated with any filings or submissions to FINRA and the legal expenses, filing fees, and other disbursements of any other FINRA member that is the holder of, or is affiliated or associated with an owner of, Registrable Shares included in the Shelf Registration Statement (including in connection with any initial or subsequent member filing); and

(u)                                 upon effectiveness of the first Registration Statement filed under this Agreement, if necessary, Lone Pine will take such actions and make such filings as are necessary to effect the registration of the Common Stock under the Exchange Act simultaneously with or immediately following the effectiveness of the Registration Statement.

3.2                                 Qualification in Canada.  In connection with the obligations of Lone Pine with respect to any qualification of Registrable Shares for public distribution in an Eligible Jurisdiction pursuant to this Agreement, Lone Pine shall:

(a)                                  prepare and file, in each Eligible Jurisdiction in which the distribution is to be effected, as specified in this Agreement, a preliminary and final prospectus, which shall comply as to form in all material respects with the requirements of applicable Canadian Securities Laws, together with any required amendments or supplements thereto as may be required to comply with applicable Canadian Securities Laws and all material incorporated by reference or deemed to be incorporated by reference therein (as applicable), and use its reasonable best efforts to obtain receipts for the preliminary and final prospectus from the Canadian Regulator;

(b)                                 furnish to Forest, without charge, as many copies of the Canadian Prospectus and such other relevant documents as Forest may reasonably request; and Lone Pine hereby consents to the use of the Canadian Prospectus by Forest in connection with the offering and sale of the Registrable Shares covered by such Canadian Prospectus;

(c)                                  in the case of an Underwritten Offering, use its reasonable best efforts to furnish or cause to be furnished to Forest and the underwriters a signed counterpart, addressed to Forest and the underwriters, of:  (i) an opinion of counsel for Lone Pine, dated the date of each closing under the underwriting agreement, reasonably satisfactory to the underwriters; (ii) a “comfort” letter, dated the date of the underwriting agreement and the date of each closing thereunder, signed by the independent public accountants who have certified Lone Pine’s financial statements included in the Canadian Prospectus, covering substantially the same matters with respect to the Canadian Prospectus and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings of securities, and such other financial matters as the underwriters may reasonably request and are customarily obtained by underwriters in underwritten offerings; provided, that to be an addressee of the comfort letter, Forest may be required to confirm that it is in the category of persons to whom a comfort letter may be delivered in accordance with applicable accounting literature; and (iii) a “comfort” letter, dated the date of the underwriting agreement and the date of each closing thereunder, signed by the independent petroleum engineering consultants who have evaluated or audited Lone Pine’s oil and gas reserves included in the Canadian Prospectus, covering substantially the same matters with respect to the Canadian Prospectus and with respect to events subsequent to the date of its evaluation or audit of such oil and gas reserves, as are customarily covered in engineers’ letters delivered to underwriters in underwritten public offerings of securities, and such other reserves-related matters as the underwriters may reasonably request and are customarily obtained by underwriters in underwritten offerings;

(d)                                 enter into customary agreements (including in the case of an Underwritten Offering, an underwriting agreement) and take all other action in connection therewith to expedite or facilitate the distribution of the Registrable Shares covered by the Canadian Prospectus, and in the case of an Underwritten Offering make representations and warranties to the underwriters in such form and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same, to the extent customary, if and when requested;

(e)                                  in the case of an Underwritten Offering, use its reasonable best efforts to make available for inspection by the underwriters participating in any distribution pursuant to the Canadian Prospectus and their representatives (including counsel or other professional advisors), all financial and other records, pertinent corporate documents, and properties of Lone Pine, and cause the officers and employees of Lone Pine to supply all information reasonably requested; provided, however, that any records, documents, or information that Lone Pine determines, in good faith, to be confidential and notifies the underwriters accordingly shall not be disclosed unless (i) disclosure is necessary to avoid or correct a misrepresentation in the Canadian Prospectus, (ii) the release of such records, documents, or information is required by law or ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents, or information have been generally made available to the public; provided, further, that to the extent practicable, the foregoing inspection and information gathering shall be coordinated on behalf of Forest and the other parties entitled thereto by one counsel designated by and on behalf of Forest and the other parties, which counsel Lone Pine determines in good faith is reasonably acceptable;

(f)                                    (i) notify Forest promptly of the happening of any event as a result of which the Canadian Prospectus as then in effect and pursuant to which Registrable Shares are qualified for public distribution in an Eligible Jurisdiction would include an untrue statement of material fact or would omit to state a material fact that is required to be stated or that is necessary to make any statement therein not misleading in light of the circumstances in which it was made (which notice shall be accompanied by an instruction to suspend the use of the Canadian Prospectus until the required updates have been completed); (ii) except as provided in Article IV use its reasonable best efforts to promptly amend or supplement the Canadian Prospectus so that the Canadian Prospectus, as amended or supplemented, will not include an untrue statement of material fact or omit to state a material fact that is required to be stated or that is necessary to make any statement therein not misleading in light of the circumstances in which it was made; and (iii) promptly furnish to Forest a reasonable number of copies of any such amendment or supplement;

(g)                                 notify Forest promptly of the issuance by a Canadian Regulator, or by any court or other governmental or regulatory authority, of any order or ruling suspending the effectiveness of the receipt for a Canadian Prospectus, ceasing any trading in Registrable Shares or the Common Stock generally, or suspending or preventing the use of a Canadian Prospectus or the qualification of any securities thereunder for distribution in any jurisdiction; and use its reasonable best efforts to have any such order or ruling cancelled or withdrawn pending which Forest shall cease any distribution of Common Stock and acts in furtherance thereof and shall not deliver a Canadian Prospectus to any person;

(h)                                 notify Forest promptly of the initiation of any proceedings for an order or ruling described in Section 3.2(g) above or any request by a Canadian Regulator, or by any court or other governmental or regulatory authority, for amendments or supplements to a Canadian Prospectus or for additional information;

(i)                                     in connection with any disposition of Registrable Shares (whether or not pursuant to a Canadian Prospectus) that will result in the securities being delivered no longer constituting Registrable Shares, cooperate with Forest and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any transfer restrictive legends (other than as required by Lone Pine’s charter), and to enable such Registrable Shares to be in such denominations and registered in such names as Forest or the representative of the underwriters, if any, may request at least three Business Days before any sale of Registrable Shares;

(j)                                     use its reasonable best efforts to cause all Registrable Shares to be listed on the New York Stock Exchange and the Toronto Stock Exchange;

(k)                                  provide a CUSIP number for all Registrable Shares;

(l)                                     (i) otherwise use its commercially reasonable efforts to comply in all material respects with all applicable Canadian Securities Laws, and (ii) delay filing any document comprising a part of the Canadian Prospectus to which Forest shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of applicable Canadian Securities Laws, Forest having been furnished with a copy thereof at least three Business Days before the filing thereof; provided, that Lone Pine may file such document after Lone Pine shall have made a good faith effort to resolve any such issue with Forest and shall have advised Forest in writing of its reasonable belief that such filing complies in all material respects with the requirements of applicable Canadian Securities Laws;

(m)                               cause to be maintained a registrar and transfer agent for all Registrable Shares; and

(n)                                 use its reasonable best efforts to otherwise take all such other actions as may be necessary in order to facilitate the distribution of Registrable Shares in an Eligible Jurisdiction in accordance with applicable Canadian Securities Laws, through registrants who comply with the relevant provisions of such laws.

3.3                                 Selling Stockholder Information.  Forest shall furnish to Lone Pine such information regarding the proposed distribution of Common Stock by Forest as Lone Pine may from time to time reasonably request in writing or as shall be required to effect the registration or qualification of the Registrable Shares, and Forest shall not be entitled to be named as a selling stockholder in any Registration Statement or Canadian Prospectus (and Forest shall not be entitled to use the Prospectus forming a part of the Registration Statement) if Forest does not provide such information to Lone Pine.  Forest further agrees to furnish promptly to Lone Pine in writing all information required from time to time to make the information previously furnished by Forest not misleading.

3.4                                 Discontinuation of Disposition of Registrable Shares.  Forest agrees that, upon receipt of any notice from Lone Pine of the happening of any event of the kind described in Section 3.1(f)(ii), 3.1(f)(iii), 3.1(f)(iv), 3.2(f)(i), 3.2(g), or 3.2(h), Forest will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement or a Canadian Prospectus until (a) any such order or ruling is vacated or (b) if an event described in Section 3.1(f)(iii), 3.1(f)(iv), or 3.2(f)(i) occurs, Forest’s receipt of the copies of the supplemented or amended Prospectus or Canadian Prospectus, as applicable.  If so directed by Lone Pine, Forest will deliver to Lone Pine (at the reasonable expense of Lone Pine) all copies in its possession, other than permanent file copies, of the Prospectus or Canadian Prospectus covering such Registrable Shares as at the time of receipt of such direction.

3.5                                 Free Writing Prospectus.  Forest represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of the Registrable Shares without the prior express written consent of Lone Pine and, in connection with any Underwritten Offering, the underwriters; provided, however, that no Free Writing Prospectus or other written materials will be used, referred to or distributed in any jurisdiction in which such use, reference or distribution is unlawful.  Any such Free Writing Prospectus consented to by Lone Pine and the underwriters, as the case may be, to the extent that such Free Writing Prospectus is lawfully used, referred to or distributed, is hereinafter referred to as a “Permitted Free Writing Prospectus.”  Lone Pine represents and agrees that it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, including in respect of timely filing with the Commission, legending, and record keeping.

ARTICLE IV
SUSPENSION PERIOD

4.1                                 Suspension.  Subject to the provisions of this Article IV, following the effectiveness of a Registration Statement and/or the issuance of a final receipt for a Canadian Prospectus (and the filings with any international, federal, or state securities commissions), Lone Pine may direct Forest, in accordance with Section 4.2, to suspend sales of the Registrable Shares pursuant to a Registration Statement and/or a Canadian Prospectus for such times as Lone Pine reasonably may determine is necessary and advisable (but in no event, (a) in the case of clause (i) below, for more than 45 consecutive days and (b) in the case of clauses (i), (ii) and (iii) below, for more than an aggregate of 90 days in any consecutive 12-month period commencing on the Closing Time or more than 60 days in any consecutive 90-day period, except (in the case of clause (b)) as a result of a review of any post-effective amendment by the Commission before declaring any post-effective amendment to the Registration Statement effective; provided, that Lone Pine has used its reasonable best efforts to cause such post-effective amendment to be declared effective), if any of the following events shall occur:  (i) the representative of the underwriters of an Underwritten Offering of primary shares by Lone Pine has advised Lone Pine that the sale of Registrable Shares pursuant to the Registration Statement and/or a Canadian Prospectus would have a material adverse effect on the price, timing, marketing, or distribution of such Underwritten Offering; (ii) the majority of the members of the board of directors of Lone Pine shall have determined in good faith that (A) the offer or sale of any Registrable Shares would materially impede, delay, or interfere with any proposed financing, offer, or sale of securities, acquisition, merger, tender offer, business combination, corporate reorganization, consolidation, or other significant transaction involving Lone Pine, (B) upon the advice of counsel, the sale of Registrable Shares pursuant to the Registration Statement and/or the Canadian Prospectus would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (C) either (x) Lone Pine has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would or would reasonably be expected to have a material adverse effect on Lone Pine or Lone Pine’s ability to consummate such transaction, or (z) the proposed transaction renders Lone Pine unable to comply with Commission requirements or applicable Canadian Securities Laws, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to promptly amend or supplement the Canadian Prospectus, as applicable; or (iii) the majority of the members of the board of directors of Lone Pine shall have determined in good faith, upon the advice of counsel, that it is required by law to amend or supplement the Registration Statement or the Canadian Prospectus or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of (A) including in the Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (B) reflecting in the Prospectus included in the Registration Statement or the Canadian Prospectus any facts or events arising after the effective date of the Registration Statement (or of the most-recent post-effective amendment) or the Canadian Prospectus that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (C) including in the Prospectus included in the Registration Statement or the Canadian Prospectus any material information with respect to the plan of distribution not disclosed in the Registration Statement or the Canadian Prospectus or any material change to such information.  Upon the occurrence of any such suspension, Lone Pine shall use its reasonable best efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to promptly amend or supplement the Canadian Prospectus or to take such action as is necessary to make resumed use of the Registration Statement or the Canadian Prospectus compatible with Lone Pine’s best interests, as applicable, so as to permit Forest to resume sales of the Registrable Shares as soon as possible.

4.2                                 Notices Relating to Suspension.  In the case of an event that causes Lone Pine to suspend the use of a Registration Statement and/or a Canadian Prospectus (a “Suspension Event”), Lone Pine shall give written notice (a “Suspension Notice”) to Forest to suspend sales of the Registrable Shares and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing.  Lone Pine shall use its reasonable best efforts and take all reasonable steps to terminate suspension of the use of the Registration Statement and/or the Canadian Prospectus as promptly as possible.  Forest shall not effect any sales of Registrable Shares pursuant to such Registration Statement (or such filings) or the Canadian Prospectus at any time after it has received a Suspension Notice from Lone Pine and before receipt of an End of Suspension Notice (as defined below).  If so directed by Lone Pine, Forest will deliver to Lone Pine (at the expense of Lone Pine) all copies other than permanent file copies then in Forest’s possession of the Prospectus and any Issuer Free Writing Prospectus and the Canadian Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice.  Forest may recommence effecting sales of Registrable Shares pursuant to the Registration Statement (or such filings) and/or the Canadian Prospectus following further notice to such effect (an “End of Suspension Notice”) from Lone Pine, which End of Suspension Notice shall be given by Lone Pine to Forest in the manner described above promptly following the conclusion of any Suspension Event and its effect.

4.3                                 Effectiveness of Registration Statement.  Notwithstanding any provision herein to the contrary, subject to applicable law, any Suspension Events or as contemplated by Section 3.1(f)(iv) or 3.2(f)(i) each Registration Statement and/or Canadian Prospectus shall be maintained effective pursuant to this Agreement until the Registrable Shares are not Registrable Shares.

ARTICLE V
INDEMNIFICATION AND CONTRIBUTION

5.1                                 Indemnification by Lone Pine.  Lone Pine agrees to indemnify and hold harmless (a) Forest and any underwriter (as determined in the Securities Act) for Forest, (b) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) any of the foregoing (a “Controlling Person”), and (c) the respective officers, directors, partners, members, employees, representatives, and agents of any such Person or any Controlling Person (any Person referred to in clause (a), (b), or (c) may hereinafter be referred to as a “Purchaser Indemnitee”) from and against any and all losses, claims, damages, judgments, actions, reasonable out-of-pocket expenses, and other liabilities, including, as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of outside counsel to any Purchaser Indemnitee, joint or several (the “Liabilities”), directly or indirectly related to, based upon, arising out of, or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus (preliminary, amended, supplemented, or final), Issuer Free Writing Prospectus (as amended or supplemented), Canadian Prospectus (preliminary, amended, supplemented or final) or any other document prepared by Lone Pine used to sell the Registrable Shares, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or a Canadian Prospectus, in light of the circumstances under which they were made), not misleading, except insofar as such Liabilities arise out of or are based upon (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Purchaser Indemnitee furnished to Lone Pine or any underwriter in writing by such Purchaser Indemnitee expressly for use therein, (ii) any untrue statement or omission contained in a preliminary Prospectus if such untrue statement is cured by delivery to Forest of an amended preliminary Prospectus or a Free Writing Prospectus prior to pricing of the sale of securities, if an Underwritten Offering, or the effectiveness of the Mandatory Registration Statement to which the preliminary Prospectus relates, (iii) any untrue statement or omission contained in a preliminary Canadian Prospectus if such untrue statement is cured by delivery to Forest of an amended preliminary Canadian Prospectus, or (iv) any sales by Forest after the delivery by Lone Pine to Forest of a Suspension Notice and before the delivery by Lone Pine of an End of Suspension Notice.  Lone Pine shall notify Forest promptly of the institution, threat, or assertion of any claim, proceeding (including any governmental investigation), or litigation which it shall have become aware in connection with the matters addressed by this Agreement which involves Lone Pine or a Purchaser Indemnitee.  The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnitee.

5.2                                 Indemnification by Forest.  In connection with any Registration Statement or Canadian Prospectus in which Forest is participating, Forest agrees to indemnify and hold harmless Lone Pine, each Person who controls Lone Pine within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and the respective officers, directors, partners, members, representatives, employees, and agents of such Person or Controlling Person to the same extent as the foregoing indemnity from Lone Pine to each Purchaser Indemnitee, but only with reference to (a) untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in strict conformity with information relating to Forest furnished to Lone Pine in writing by Forest expressly for use in any Registration Statement, Prospectus or Canadian Prospectus, any amendment or supplement thereto, or any preliminary Prospectus or preliminary Canadian Prospectus and (b) any sales by Forest after the delivery by Lone Pine to Forest of a Suspension Notice and before the delivery by Lone Pine of an End of Suspension Notice.  The liability of Forest pursuant to clause (a) of the immediately preceding sentence shall in no event exceed the net proceeds received by Forest from sales of Registrable Shares giving rise to such obligations.  If Forest elects to include Registrable Shares in an Underwritten Offering, Forest shall be required to agree to such customary indemnification provisions as may reasonably be required by the underwriter in connection with such Underwritten Offering.

5.3                                 Indemnification Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim, or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to Section 5.1 or 5.2, such Person (the “Indemnified Party”), shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”), in writing (to the extent legally advisable) of the commencement thereof (but the failure to so notify an Indemnifying Party shall not relieve it from any Liability which it may have under this Article V, except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice), and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in such proceeding and shall assume the defense of such proceeding and pay the fees and expenses actually incurred by such counsel related to such proceeding.  Notwithstanding the foregoing, in any such proceeding, any Indemnified Party may retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary, (b) the Indemnifying Party failed within a reasonable time after notice of commencement of the action to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party, (c) the Indemnifying Party and its counsel do not pursue in a reasonable manner the defense of such action, or (d) the named parties to any such action (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, or any Affiliate of the Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that, either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party or such Affiliate of the Indemnifying Party or (y) a conflict may exist between such Indemnified Party and the Indemnifying Party or such Affiliate of the Indemnifying Party, in which event the Indemnifying Party may not assume or direct the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Parties, which firm shall be designated in writing by those Indemnified Parties who sold a majority of the Registrable Shares sold by all such Indemnified Parties under the particular

Registration Statement and any such separate firm for Lone Pine, the directors, the officers and such control Persons of Lone Pine as shall be designated in writing by Lone Pine.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify any Indemnified Party from and against any Liability by reason of such settlement or judgment to the extent provided in this Article V without reference to this sentence.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all Liability on claims that are the subject matter of such proceeding.

5.4                                 Contribution.  If the indemnification provided for in Section 5.1 or 5.2 is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such sections, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities (a) in such proportion as is appropriate to reflect the relative benefits of the Indemnified Party on the one hand and the Indemnifying Parties on the other in connection with the statements or omissions that resulted in such Liabilities, or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Indemnifying Parties and the Indemnified Party, as well as any other relevant equitable considerations.  The relative fault of Lone Pine, on the one hand, and any Purchaser Indemnitees, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Lone Pine or by such Purchaser Indemnitees and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

5.5                                 Contribution Procedures.  The parties agree that it would not be just and equitable if contribution pursuant to this Article V were determined by pro rata allocation (even if such Indemnified Parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in Section 5.4.  The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to in Section 5.4 shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Article V, in no event shall a Purchaser Indemnitee be required to contribute any amount in excess of the amount by which proceeds received by such Purchaser Indemnitee from sales of Registrable Shares exceeds the amount of any damages that such Purchaser Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  For purposes of this Article V, each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) Forest shall have the same rights to contribution as Forest, as the case may be, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange

Act) Lone Pine, and each officer, director, partner, member, employee, representative, agent, or manager of Lone Pine shall have the same rights to contribution as Lone Pine.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Article V or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5.6                                 Additional Liability.  The indemnity and contribution agreements contained in this Article V will be in addition to any Liability which any Indemnifying Party may otherwise have to any Indemnified Party referred to above.  Each Purchaser Indemnitee’s obligations to contribute pursuant to this Article V are not joint but are several in the proportion that the number of Shares sold by such Purchaser Indemnitee bears to the number of Shares sold by all Purchaser Indemnities.

ARTICLE VI
TERMINATION OF LONE PINE’S OBLIGATIONS

Lone Pine shall have no further obligations pursuant to this Agreement upon the earlier of such time as (a) Forest completes the Spin-off and (b) no Registrable Shares are outstanding after their original issuance; provided, however, that Lone Pine’s obligations under Articles V and VII (and any related definitions) shall remain in full force and effect following such time.

ARTICLE VII
MISCELLANEOUS

7.1                                 Construction.  The parties have participated jointly in the negotiation and drafting of this Agreement.  If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement.  Any reference to any federal, state, provincial, local, or foreign law will be deemed also to refer to such law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise.  Any reference to any contract or agreement (including schedules, exhibits, and other attachments thereto), including this Agreement, will be deemed also to refer to such agreement as amended, restated, or otherwise modified, unless the context requires otherwise.  The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.”  Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context requires otherwise.  The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.  Where this Agreement states that a party “will” or “shall” perform in some manner or otherwise act or omit to act, it means that such party is legally obligated to do so in accordance with this Agreement.  The captions, titles, and headings included in this Agreement are for convenience only and do not affect this Agreement’s construction or interpretation.  Any reference to an Article, Section or Schedule in this Agreement shall refer to an Article or Section of, or Schedule to, this Agreement, unless the context otherwise requires.  Other than with respect to Article V, this Agreement is for the sole benefit of the parties and does not, and is not intended to, confer any rights or remedies in favor of any Person (including any employee or shareholder of Forest or Lone Pine) other than the parties.

7.2                                 Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes (a) all prior oral or written proposals or agreements, (b) all contemporaneous oral proposals or agreements, and (c) all previous negotiations and all other communications or understandings between the parties, in each case with respect to the subject matter hereof and thereof.

7.3                                 Notices.  Any notice, instruction, direction, or demand under the terms of this Agreement required to be in writing shall be duly given upon delivery, if delivered by hand, facsimile or other generally accepted means of electronic transmission, or mail (with postage prepaid), to the following addresses:

(a)                                  If to Lone Pine, to:

Lone Pine Resources Inc.

c/o David M. Anderson

Suite 2500, 645-7 Avenue SW

Calgary, Alberta,

Canada, T2P 4G8

Fax:  (403) 663-2447

With a copy to (which shall not constitute notice):

Bennett Jones LLP

c/o Colin Perry

4500 Bankers Hall East

Calgary, Alberta

Canada T2P 4K7

Fax:  (403) 265-7219

(b)                                 If to Forest, to:

Forest Oil Corporation

c/o Cyrus D. Marter IV

707 17th Street, Suite 3600

Denver, Colorado 80202

Fax:  (303) 812-1510

With a copy to (which shall not constitute notice):

Vinson & Elkins L.L.P.

c/o Shelley A. Barber

666 Fifth Avenue, 26th Floor

New York, New York 10103

Fax:  (917) 849-5353

or to such other addresses or telecopy numbers as may be specified by like notice to the other party.

7.4                                 Governing Law.  This Agreement shall be construed in accordance with and governed by the substantive internal laws of the State of New York, excluding its conflict of laws rules.

7.5                                 Severability.  If any term or other provision of this Agreement shall be determined by a court, administrative agency, or arbitrator to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not render the entire Agreement invalid.  Rather, this Agreement shall be construed as if not containing the particular invalid, illegal, or unenforceable provision, and all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party.  Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent permitted under applicable Law.

7.6                                 Amendment.  This Agreement may only be amended by a written agreement executed by both parties.

7.7                                 Counterparts.  This Agreement may be executed in separate counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same agreement.

7.8                                 Authority.  Each party represents to the other party that (a) it has the corporate power and authority to execute, deliver, and perform this Agreement, (b) the execution, delivery, and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is its legal, valid, and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and general equity principles.

7.9                                 Binding Effect and Assignment.  This Agreement binds and benefits the parties and their respective successors and permitted assigns and shall inure to the benefit of Forest.  The registration rights granted by this Agreement may not be transferred or assigned by operation of law or in connection with any transfer or assignment of Registrable Shares to a transferee unless, immediately following such transfer or assignment, such transferee will hold an amount of Registrable Shares greater than 10% of the Common Stock outstanding on the date of such transfer or assignment, and then only upon notification to Lone Pine in writing and agreement by such transferee to the rights and obligations of this Agreement; provided, however, that if the Spin-Off occurs, no Person receiving Common Stock in the Spin-Off shall be a transferee or assignee permitted by this Section 7.9.  References to Forest in this Agreement shall be deemed to include any such transferee or assignee permitted by this Section 7.9.

7.10                           Waiver.  A provision of this Agreement may be waived only by a writing signed by the party intended to be bound by the waiver.  A party is not prevented from enforcing any right, remedy, or condition in the party’s favor because of any failure or delay in exercising any right or remedy or in requiring satisfaction of any condition, except to the extent that the party specifically waives the same in writing.  A written waiver given for one matter or occasion is effective only in that instance and only for the purpose stated.  A waiver once given is not to be construed as a waiver for any other matter or occasion.  Any enumeration of a party’s rights and remedies in this Agreement is not intended to be exclusive, and a party’s rights and remedies are intended to be cumulative to the extent permitted by Law and include any rights and remedies authorized in Law or in equity.

7.11                           Arbitration.  All disputes and controversies which may arise out of or in connection with this Agreement and are not resolved through good faith negotiation shall be settled by binding arbitration in accordance with the provisions of Article VI of the Separation and Distribution Agreement.

7.12                           Adjustment for Stock Splits, etc.  Wherever in this Agreement there is a reference to a specific number of shares with respect to any securities, then upon the occurrence of any subdivision, combination, or stock dividend of such shares, the specific number of shares with respect to any securities so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination, or stock dividend.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LONE PINE RESOURCES INC.

By:	/s/ David M. Anderson
Name:	David M. Anderson
Title:	President and Chief Executive Officer

FOREST OIL CORPORATION

By:	/s/ Cyrus D. Marter IV
Name:	Cyrus D. Marter IV
Title:	Senior Vice President, General Counsel and Secretary

SIGNATURE PAGE TO
REGISTRATION RIGHTS AGREEMENT